EXHIBIT 1
JOINT FILING AGREEMENT
     In accordance with Rule l3d-l(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Wellsford Real Properties, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 28th day of June, 2007.

SVP-RPC JOINT VENTURE

By:	Rosewood Property Company, its managing venturer

	By:	/s/ B. Dennis King
Name: B. Dennis King
Title: Senior Vice President

ROSEWOOD PROPERTY COMPANY

By:	/s/ B. Dennis King

Name: B. Dennis King
Title: Senior Vice President

THE ROSEWOOD CORPORATION

By:	/s/ C. Jedson Nau

Name: C. Jedson Nau
Title: Senior Vice President

CAROLINE HUNT TRUST ESTATE

By:	/s/ Don W. Crisp

Name: Don W. Crisp
Title: Trustee

SAMMONS VENTURE PROPERTIES, INC.

By:	/s/ Robert W. Korba

Name: Robert W. Korba
Title: President

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CONSOLIDATED INVESTMENT SERVICES, INC.

By:	/s/ Heather Kreager
Name: Heather Kreager
Title: Senior Vice President, General Counsel and Secretary

SAMMONS ENTERPRISES, INC.

By:	/s/ Robert W. Korba
Name: Robert W. Korba
Title: Chief Executive Officer

CHARLES A. SAMMONS 1987 CHARITABLE REMAINDER TRUST-NUMBER 2

By:	/s/ Robert W. Korba
Name: Robert W. Korba

NACOLAH VENTURES, LLC

By:	Sammons Financial Group, Inc.,
its Managing Member

By:	/s/ Robert W. Korba Name: Robert W. Korba
Title: its Senior Vice President

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH

By:	/s/ Stephen P. Hovat Jr. Name: Stephen P. Hovat Jr.
Title: Senior Vice President, General Counsel and Secretary

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SAMMONS FINANCIAL GROUP

By:	/s/ Darron Ash

Name: Darron Ash
Title: Senior Vice President

BEAR INVESTOR JOINT VENTURE

By:	Bear Hunter, L.P.,
a Delaware limited partner
its Managing Venture

	By:		Grizzly Bear LLC
a Delaware limited liability company
its General Partner

		By:	/s/ David M. Jacobs Name: David M. Jacobs
Title: its Authorized Agent

BEAR HUNTER, L.P.

By:	Grizzly Bear LLC
a Delaware limited liability company
its General Partner

	By:		/s/ David M. Jacobs

Name: David M. Jacobs
Title: its Authorized Agent

GRIZZLY BEAR, LLC

By:	/s/ David M. Jacobs

Name: David M. Jacobs
Title: its Authorized Agent

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